KSOP Plan:	12 Months Ended
Dec. 31, 2012
KSOP Plan:

Note 8.            KSOP Plan:

The KSOP Plan, adopted in 1990 for the benefit of employees, is comprised of two parts, (1) a salary reduction component, or 401(k), and (2) an employee share ownership component, or ESOP. Unallocated shares are recorded as a reduction to shareholders' equity. Allocation of common shares or cash contributions to participants' accounts, subject to certain limitations, is at the discretion of the Company's board of directors. The fair market value of the shares when allocated is recorded in the statement of operations with a reduction of the KSOP debt account. Cash contributions for the Plan years 2012, 2011 and 2010 were approximately $169,000, $127,000 and $175,000 respectively. Additionally, in 2011 the Plan allocated common shares valued at $110,690 to eligible participants.